UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): April 2, 2004


                               ARADYME CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                       000-50038             33-0619254
-------------------------------   ------------------------   -------------------
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
 incorporation or organization)                              Identification No.)


                  677 E 700 S, Suite 201
                     American Fork, UT                        84003
         ----------------------------------------           ----------
         (Address of principal executive offices)           (Zip code)


                                  801-756-9585
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                      N/A
              -----------------------------------------------------
              (Former name, former address, and formal fiscal year,
                         if changed since last report)

--------------------------------------------------------------------------------
                   ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
--------------------------------------------------------------------------------

      The following is filed as an exhibit to this report:


    Exhibit
    Number                  Title of Document              Location
---------------  ----------------------------------------  ---------------------

   Item 99.      Other Exhibits
---------------  ----------------------------------------  ---------------------
    99.01        Press Release dated April 2, 2004         This filing



--------------------------------------------------------------------------------
                        ITEM 9. REGULATION FD DISCLOSURE
--------------------------------------------------------------------------------

On April 2, 2004, Aradyme Corporation issued a press release, a copy of which is attached as Exhibit 99.01.

The information included in this report on Form 8-K, including the exhibit, is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.

                               ___________________

This report contains statements about the future, sometimes referred to as "forward-looking" statements. Forward-looking statements are typically identified by the use of the words "believe," "may," "should," "expect," "anticipate," "estimate," "project," "propose," "plan," "intend" and similar words and expressions. We intend that the forward-looking statements will be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Statements that describe our future strategic plans, goals or objectives are also forward-looking statements.

Although we have attempted to identify important factors that could cause actual results to differ materially, there may be other factors that cause the forward-looking statements not to come true as described in this report. These forward-looking statements are only predictions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially. While we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. The forward-looking information is based on present circumstances and on our predictions respecting events that have not occurred, that may not occur, or that may occur with different consequences from those now assumed or anticipated. For a discussion of additional contingencies and uncertainties to which information respecting future events is subject, see Aradyme's Annual Report on Form 10-KSB for the year ended September 30, 2003, and other SEC reports.

--------------------------------------------------------------------------------
                                   SIGNATURES
--------------------------------------------------------------------------------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     ARADYME CORPORATION
                                                     Registrant


Dated: April 8, 2003                                 By  /s/ James R. Spencer
                                                        ------------------------
                                                        James R. Spencer,
                                                        Chief Executive Officer

                                       3